BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New York Municipal Bond Fund

(the “Fund”)

Supplement dated February 26, 2014
to the Fund’s Prospectus and Summary Prospectus, each dated October 28, 2013

Effective as of January 1, 2014, the S&P New York Municipal Bond Index, one of the benchmarks against which the Fund measures its performance, includes only those New York bonds in the S&P Municipal Bond Index that have maturities greater than 5 years.

Shareholders should retain this Supplement for future reference.

ALLPR-NYM-0214SUP